SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                     The Securities Exchange Act of 1934

              Date of Report.............................June 14, 2002


                         TEXAS VANGUARD OIL COMPANY
             (exact name of registrant as specified in charter)

                                   TEXAS
               (State or other jurisdiction of incorporation)

        #1-10437                                     #74-2075344
  (Commission File Number)                (IRS Employer Identification No.)

                    9811 Anderson Mill Rd., Suite 202
                                Austin, Texas
                   (Address of principal executive offices)

                                  78750
                                (Zip Code)

                             (512) 331-6781
            (Registrant's telephone number, including area code)

                              Not applicable
        (Former name or former address, if changed since last report)


ITEM 5.    OTHER MATERIALLY IMPORTANT EVENTS

On June 13, 2002, it came to the attention of the Company that one or more of it's contract pumpers has been accused of changing the gas meter records in one of it's fields in Texas. The Company has initiated an internal investigation. The extent of the liability is uncertain at this present time.

                          Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.

                                            Texas Vanguard Oil Company



June 14,2002                                By: Robert N. Watson, Jr.
                                            President, Chairman of the Board
                                            and Principal Financial and
                                            Accounting Officer
                                            Texas Vanguard Oil Company